UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒      Definitive Additional Materials

☐      Soliciting Material Pursuant to § 240.14a-12

BlackRock Funds V

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

https://meetnow.global/MJLQLHV

on February 25, 2022 at

10:00 a.m., Eastern time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card

PROXY	BLACKROCK FUNDS

BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of BlackRock Inflation Protected Bond Portfolio (the “Fund”), a series of BlackRock Funds V, hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the reconvened Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MJLQLHV, on February 25, 2022 at 10:00 a.m., Eastern time, or at any adjournments, postponements or delays thereof. To participate in the virtual Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the reconvened Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

BLK_32539_010622

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TELEPHONE.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

1.	To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

		FOR	AGAINST	ABSTAIN
1a.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.	☐	☐	☐

1b.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.	☐	☐	☐

1e.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.	☐	☐	☐

1f.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.	☐	☐	☐

1g.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.	☐	☐	☐

1h.	To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.	☐	☐	☐

1j.	To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.	☐	☐	☐

1k.	To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.	☐	☐	☐

1l.	To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.	☐	☐	☐

1m.	To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.	☐	☐	☐

1n.	To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.	☐	☐	☐
To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders on February 25, 2022.

The Proxy Statement and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-32539

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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